Exhibit 99.2 - Desert Blue Memorandum of Understanding (English Translation)

Memorandum of Understanding

between

the Ministry of State for Environment Affairs

in the Arab Republic of Egypt

and

the Al-Sahra’ Al-Zarqa' Company

of the Kingdom of Saudi Arabia

jointly responsible

with IPWG Company

of the United States of America

in the Area of

Collecting, Transporting, and Treating Hazardous Waste

Preface

The Ministry of State for Environment Affairs in the Arab Republic of Egypt, represented by Dr. Muwahib Abu al-Azm, Executive Chairman of the Department of Environmental Affairs, referred to hereinafter as the Party of the First Part, and Saudi company Al-Sahra' Al-Zarqa', represented by Dr. Muhammad Saad al-Yamani, Chairman of the Board, jointly responsible with US company IPWG, represented by Mr. Louis Garcia, Deputy Chairman of the Board for Financial Affairs, referred to hereinafter as the Party of the Second Part.

[round stamp]: Office of the Prime Minister, Department of Environmental Affairs

[initials]

Exhibit 99.2 - Desert Blue Memorandum of Understanding (English Translation)

Introduction

In promoting cooperation between the government sector and the private sector in the area of environmental protection through the collection, transport, treatment, recycling, and burial of hazardous waste, preliminary investigations revealed that the Arab Republic of Egypt currently intends to build some installations for the safe disposal of hazardous waste so that this waste is not disposed of in garbage dumps, which would lead to significant hazards to public health.

Therefore, Saudi company Al-Sahra’ Al-Zarqa', in joint responsibility, with US company IPWG and in cooperation with the Ministry of State for Environment Affairs in the Arab Republic of Egypt, will establish a system "for the complete and safe management of hazardous waste" in the republic, starting with the implementation of a full model for the project in the Tenth of Ramadan industrial city .

In implementation of the development of the complete system for hazardous waste, the parties agreed to the following:

Article One

The Party of the Second Part is committed to providing technical assistance in the area of collection, transport, treatment, and burial of hazardous waste by transferring the latest international technologies in this area and implementing them on the ground in the Arab Republic of Egypt in accordance with timetables to be agreed upon as part of the Cooperation Protocol implementation programs.

Article Two

•

The Party of the Second Part is committed to provide the equipment and tools for collection and transport from the geographic regions for which the servicing site will be built, and provide it with the necessary equipment for burning, incineration, burial, and final disposal of hazardous

[round stamp]: Office of the Prime Minister, Department of Environmental Affairs

[initials]

waste according to the type and nature of the substances and the hazardous waste produced by the factories operating in these regions.

•

The Party of the Second Part undertakes to make sure that the equipment used will conform to international specifications with regard to the emissions that are produced by the operation. The equipment will also be subject to inspection by the committees on the environment, industrial safety, and health in the region.

•

The Party of the Second Part undertakes to make sure that the disposal of the hazardous waste will be done in accordance with the provisions and standards specified in the implementation statute of Law Number 4 of 1994 and international agreements on hazardous substances and waste.

•

The Party of the Second Part undertakes to take all measures necessary to ensure that the hazardous substances and waste are properly contained during the stages of collection, transport, storage, treatment, and ultimate disposal.

•

The Party of the Second Part undertakes to submit a study that evaluates the environmental impact of the project before starting its implementation to provide an opinion about it, including holding the required hearings in connection with this.

Exhibit 99.2 - Desert Blue Memorandum of Understanding (English Translation)

Article Three

•

The Party of the Second Part is not permitted to import hazardous waste, and must dispose of the hazardous waste that is currently located in the ports of the Arab Republic of Egypt with the permission of the authorized administrative agency.

•

The Party of the Second Part has the right to export hazardous waste, either untreated or after treatment, in accordance with the provisions and specifications of Law Number 4 of 1994, its implementation statute, and the applicable international protocols  established to this end.

[round stamp]: Office of the Prime Minister, Department of Environmental Affairs

[initials]

Article Four

The scope of operation of the Party of the Second Part will be all hazardous waste. For example:

•

Electric and electronic waste

•

Lead batteries

•

Used acids

•

Used oils

•

Waste from persistent organic pollutants, including expired supplies of pesticides

•

Medical waste -- biological and health care related

•

Solid waste mixed with hazardous waste

•

Industrial sludge

•

Byproducts of asbestos production or materials used in its preparation

•

Expired drugs

•

Paints and oils

•

Inks and dyes

•

Organic solvents

•

Other waste products of various operations and activities or their remains that are kept with hazardous substances

[round stamp]: Office of the Prime Minister, Department of Environmental Affairs

[initials]

Exhibit 99.2 - Desert Blue Memorandum of Understanding (English Translation)

Article Five

The Party of the Second Part undertakes to hold workshops, seminars, and lectures to raise the competence of the workforce in the Department of Environmental Affairs and other agencies that operate in the field of hazardous waste in the Arab Republic of Egypt, so that they will gain the necessary skills for transporting, collecting, and handling operations as well as other operations.

Article Six

•

The Party of the First Part will apply the environmental laws to the industrial installations in the project, monitor their environmental records, and review how the disposal of hazardous waste is carried out. It will also confirm for the contracting parties the delivery of their hazardous waste to the Party of the Second Part for safe disposal.

•

The Party of the First Part undertakes to cooperate with the relevant administrative bodies in the Arab Republic of Egypt for the provision of the minimum amount of hazardous waste necessary for the continuing operation of the project.

Article Seven

The Party of the First Part undertakes to provide the Second Party with the information and data that it has about the quantities, types, sources, and average amounts of hazardous substances and waste, how long they have been accumulated and stored, how they are transported, and how they have been treated during the project's planning period.

Article Eight

The Party of the First Part will cooperate and coordinate with the agencies authorized to provide the site -- a total area of about 1 million square meters -- with the external facilities that will be given to the Party of the Second Part to use, in accordance with a financial agreement on charges for the land that will be allocated as a usufruct in places that are at least three kilometers away from current residential communities.

[round stamp]: Office of the Prime Minister, Department of Environmental Affairs

[initials]

Article Nine

The Party of the First Part undertakes to assist in the issuance of all permits from the relevant ministries and commissions, such as the pertinent governorate, the Ministry of Health and Population, the Ministry of Manpower, and the ministries in charge of waste classification.

Article Ten

•

The Party of the Second Part is required to obtain all licenses and permits from the relevant ministries and agencies before starting its activities. It is required to consult with the Party of the First Part to determine the methods of treatment, and how storage, transporting, and handling will be carried out. It undertakes to obtain all the authorizations in the event the operations are expanded.

•

The Party of the Second Part is required to follow all international provisions, instructions, and specifications in the site lining and isolation operations.

Exhibit 99.2 - Desert Blue Memorandum of Understanding (English Translation)

Article Eleven

The Party of the Second Part undertakes to reach an agreement with the Party of the First Part to determine the fees for handling hazardous waste in accordance with the prevailing market prices, which will be applied universally to all parties involved and monitored by the supervisory agencies in the Arab Republic of Egypt.

[round stamp]: Office of the Prime Minister, Department of Environmental Affairs

[initials]

Article Twelve

•

After the end of the period referred to in article 8, the project, with its equipment and installations, will revert to the Ministry of State for Environment Affairs -- the Department of Environmental Affairs of the Arab Republic of Egypt.

•

Of the project's total annual revenues, 5% will be allocated to the account of the Environmental Protection Fund in the Department of Environmental Affairs of the Arab Republic of Egypt.

Article Thirteen

This collaboration becomes effective as of the date of its signing. It will remain in effect for the duration of the project as long as neither of the two parties expresses in writing its desire to amend any of the articles within six months of the date of signing, or the Party of the Second Part informs the Party of the First Part in writing at the beginning of the implementation (whichever is sooner).

This collaboration agreement was issued and signed in the city of Cairo on Sunday, the thirteenth of Sha'ban 1428 A.H., corresponding to the twenty sixth of August 2007, in two original copies in Arabic.

On behalf of

Department of Environmental Affairs

Muwahib Abu al-Azm

[signature]

Executive Chairman

Arab Republic of Egypt

On behalf of

Al-Sahra’ Al-Zarqa' Company

Dr. Muhammad Saad al-Yamani

[signature]

Chairman of the Board

Kingdom of Saudi Arabia

On behalf of

IPWG Company

Mr. Louis Garcia

[signature]

Deputy Chairman of the Board

United States of America

[round stamp]: Office of the Prime Minister, Department of Environmental Affairs